UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting,

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, prior to the reporting period. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2014 through the end of the reporting period. The last reduction on October 23, 2015 pushed the rate down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset Macro Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the subadvisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in emerging markets, up to 50% in high yield and up to 50% in un-hedged non- U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

The Fund may also use commodity and commodity index futures, options and swaps. Non-dollar securities may be held on a currency hedged or un-hedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Western Asset Macro Opportunities Fund 2015 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationii Treasuries over the twelve months ended October 31, 2015. The fixed income market was volatile at times given mixed global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)iii monetary policy and a number of geopolitical issues. Assuming greater risk was generally not rewarded during the reporting period.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended October 31, 2015. Two-year Treasury yields rose from 0.50% at the beginning of the period to 0.75% at the end of the period. Their peak of 0.82% occurred in mid-September 2015 and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.35% at the beginning of the period and ended the period at 2.16%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Indexiv, returned 1.96% during the reporting period. Global high-yield bonds and emerging market debt generated weaker results. Over the reporting period, the Barclays Global High Yield Index (Hedged)v returned 0.26% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -0.50%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to high-yield corporate bonds (mostly Industrials) and increased its gross foreign exchange exposure. In contrast, we reduced the Fund’s exposures to Italian Treasuries and emerging market debt (largely local currency debt). Elsewhere, we tactically adjusted the Fund’s duration and increased it from approximately three years to four years over the reporting period.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar futures and options, futures on U.S., United Kingdom, Italian, Japanese, French and German Treasuries, options on U.S. and German Treasury futures, as well as interest rate swaps, were used to manage the Fund’s duration and yield curvevii positioning. In aggregate, they were positive for performance. Currency forwards and currency futures/options, which were utilized to manage the Fund’s currency positioning, also added to performance. Single-name and index (CDX, iTraxx, CMBX) credit default swaps and swaptions on CDX were used to manage the Fund’s sector exposures. They were a positive for performance.

Performance review

For the twelve months ended October 31, 2015, Class A shares of Western Asset Macro Opportunities Fund, excluding sales

2	Western Asset Macro Opportunities Fund 2015 Annual Report

charges, returned 0.71%. The Fund’s unmanaged benchmark the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexviii returned 0.26% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned -1.67% over the same time frame.

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	-0.91%	0.71%
Class C	-1.19%	-0.01%
Class FI	-0.82%	0.67%
Class I	-0.73%	1.00%
Class IS	-0.64%	1.19%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.14%	0.26%
Lipper Alternative Credit Focus Funds Category Average[1]	-1.97%	-1.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2015 for Class A, Class C, Class FI, Class I and Class IS shares were 3.02%, 2.41%, 3.21%, 3.51% and 3.64%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class FI and Class I shares would have been 3.19% and 3.50%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015 the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.60%, 2.39%, 1.73%, 1.42% and 1.29%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 279 funds for the six-month period and among the 250 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Macro Opportunities Fund 2015 Annual Report	3

Fund overview (cont’d)

taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its government/duration positioning. In particular, an overall long duration position was beneficial to performance as rates generally moved lower during the reporting period.

Elsewhere, the Fund’s exposure to peripheral Europe, especially an allocation to long-dated Italian Treasury bonds, contributed to results. These bonds benefited from continued monetary policy accommodation from the European Central Bankix.

Finally, the Fund’s developed market foreign exchange exposure was additive for performance. In particular, long U.S. dollar positions versus the euro and yen were rewarded.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its emerging market foreign exchange exposure. Emerging market currencies largely depreciated versus the U.S. dollar given concerns regarding moderating economic growth in China and expectations that the Fed was getting closer to raising interest rates for the first time in nearly a decade.

The Fund’s allocation to high-yield corporate bonds also detracted from performance. The sector generated weak results as spreads widened given periods of investor risk aversion. In particular, the Energy sector and Metals & Mining industry fell sharply given weakening demand from China.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2015

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage

4	Western Asset Macro Opportunities Fund 2015 Annual Report

related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Corporate Bonds & Notes (39.3%), Sovereign Bonds (23.5%), U.S. Government & Agency Obligations (20.7%), Collateralized Mortgage Obligations (4.9%) and Asset-Backed Securities (1.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Macro Opportunities Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

ix	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

6	Western Asset Macro Opportunities Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.91%	$1,000.00	$990.90	1.72%	$8.63	Class A	5.00%	$1,000.00	$1,016.53	1.72%	$8.74
Class C	-1.19	1,000.00	988.10	2.40	12.03	Class C	5.00	1,000.00	1,013.11	2.40	12.18
Class FI	-0.82	1,000.00	991.80	1.65	8.28	Class FI	5.00	1,000.00	1,016.89	1.65	8.39
Class I	-0.73	1,000.00	992.70	1.35	6.78	Class I	5.00	1,000.00	1,018.40	1.35	6.87
Class IS	-0.64	1,000.00	993.60	1.25	6.28	Class IS	5.00	1,000.00	1,018.90	1.25	6.36

8	Western Asset Macro Opportunities Fund 2015 Annual Report

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Macro Opportunities Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/15	0.71%	-0.01%	0.67%	1.00%	1.19%
Inception* through 10/31/15	7.29	6.49	7.23	7.48	7.58

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/15	-3.57%	-0.98%	0.67%	1.00%	1.19%
Inception* through 10/31/15	5.19	6.49	7.23	7.48	7.58

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/15)	16.52%
Class C (Inception date of 8/30/13 through 10/31/15)	14.63
Class FI (Inception date of 8/30/13 through 10/31/15)	16.37
Class I (Inception date of 8/30/13 through 10/31/15)	16.98
Class IS (Inception date of 8/30/13 through 10/31/15)	17.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013.

10	Western Asset Macro Opportunities Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2015

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2015

Western Asset Macro Opportunities Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index. The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	Western Asset Macro Opportunities Fund 2015 Annual Report

Spread duration (unaudited)

Economic exposure — October 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

Western Asset Macro Opportunities Fund 2015 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — October 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

14	Western Asset Macro Opportunities Fund 2015 Annual Report

Schedule of investments

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 39.3%
Consumer Discretionary — 2.0%
Automobiles — 0.2%
General Motors Co., Senior Notes	6.250%	10/2/43	1,470,000	$1,623,170
Household Durables — 0.1%
PulteGroup Inc., Senior Notes	6.375%	5/15/33	320,000	329,920
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	190,000	198,787	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	300,000	314,250	(a)
Total Household Durables				842,957
Internet & Catalog Retail — 0.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000	364,824
Netflix Inc., Senior Notes	5.875%	2/15/25	530,000	560,475	(a)
Total Internet & Catalog Retail				925,299
Media — 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	360,000	356,400	(a)
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	5,180,000	5,265,382	(a)
CCO Safari II LLC, Senior Secured Notes	6.834%	10/23/55	2,820,000	2,857,472	(a)
Comcast Corp., Notes	6.450%	3/15/37	170,000	213,219
Comcast Corp., Senior Notes	3.375%	8/15/25	260,000	264,606
Comcast Corp., Senior Notes	6.500%	11/15/35	640,000	815,865
CSC Holdings LLC, Senior Bonds	5.250%	6/1/24	10,000	8,795
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	870,000	924,375
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	160,000	155,280
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000	679,115
Time Warner Cable Inc., Debentures	7.300%	7/1/38	190,000	205,818
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	200,000	200,408
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	450,000	427,960
Total Media				12,374,695
Total Consumer Discretionary				15,766,121
Consumer Staples — 1.9%
Beverages — 0.4%
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	3,020,000	3,122,910	(a)
Food & Staples Retailing — 0.6%
CVS Health Corp., Senior Notes	3.875%	7/20/25	230,000	236,566
CVS Health Corp., Senior Notes	4.875%	7/20/35	480,000	505,279
CVS Health Corp., Senior Notes	5.750%	5/15/41	590,000	678,877
CVS Health Corp., Senior Notes	5.125%	7/20/45	920,000	986,318
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,140,000	1,201,275	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	15

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Food & Staples Retailing — continued
Kroger Co., Senior Notes	5.150%	8/1/43	1,110,000		$1,175,159
Total Food & Staples Retailing					4,783,474
Food Products — 0.3%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	151,183	(b)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	582,000		625,715	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	890,000		943,555	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	660,000		688,982
Total Food Products					2,409,435
Tobacco — 0.6%
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,110,000		1,834,904
Reynolds American Inc., Senior Notes	3.250%	11/1/22	350,000		348,234
Reynolds American Inc., Senior Notes	6.150%	9/15/43	400,000		457,240
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,520,000		1,686,183
Total Tobacco					4,326,561
Total Consumer Staples					14,642,380
Energy — 7.3%
Energy Equipment & Services — 0.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,020,000		785,400
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	920,000		489,900	(a)
Total Energy Equipment & Services					1,275,300
Oil, Gas & Consumable Fuels — 7.1%
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,260,000		1,166,289
Apache Corp., Senior Notes	4.250%	1/15/44	2,140,000		1,875,673
Approach Resources Inc., Senior Notes	7.000%	6/15/21	1,350,000		756,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,170,000		1,093,950	(a)
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	1,340,000		964,800
Bonanza Creek Energy Inc., Senior Notes	5.750%	2/1/23	390,000		261,300
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	7.875%	4/15/22	1,460,000		547,500
California Resources Corp., Senior Notes	5.500%	9/15/21	760,000		522,500
California Resources Corp., Senior Notes	6.000%	11/15/24	3,930,000		2,672,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.750%	4/15/23	420,000		399,000	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	80,000		54,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	130,000		85,137
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	140,000		86,800
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	360,000		226,800
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	920,000		600,300	(a)

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,310,000	$1,126,600
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	29,046
Devon Energy Corp., Senior Notes	5.000%	6/15/45	540,000	500,980
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	5,050,000	4,450,060
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,410,000	3,444,100
Ecopetrol SA, Senior Notes	5.375%	6/26/26	1,880,000	1,754,273
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	1,550,130
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,060,000	922,200
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	700,000	526,750
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	950,000	926,250
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	930,000	785,850	(a)
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	340,000	335,750
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	720,000	187,200
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	770,000	169,400
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,610,000	668,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	1,060,000	1,000,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	6/1/25	500,000	467,500
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,410,000	1,237,275	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	460,000	387,550	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,320,000	353,100	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	910,000	775,775
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,520,000	1,531,400	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	520,000	366,912
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	1,780,000	1,167,324
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	2,020,000	1,502,880
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	450,000	308,790
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	2,930,000	2,776,175
QEP Resources Inc., Senior Notes	5.250%	5/1/23	640,000	568,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	650,000	578,466
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,360,000	1,217,200	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,060,000	959,300
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000	1,121,000	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	520,000	514,800
RSP Permian Inc., Senior Notes	6.625%	10/1/22	160,000	158,400	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	515,000	409,425
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,000,000	725,000

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	17

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,420,000		$1,089,850	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,010,000		1,010,690
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	400,000		418,970	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	2,090,000		1,818,300
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	2,615,000		2,353,500	(a)
Vanguard Natural Resources LLC/VNR Finance Corp., Senior Notes	7.875%	4/1/20	840,000		502,950
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,490,000		1,400,600
Total Oil, Gas & Consumable Fuels					55,410,895
Total Energy					56,686,195
Financials — 17.6%
Banks — 14.5%
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.080%	1/16/16	11,000,000	CNY	1,739,019	(b)
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.280%	1/16/17	4,500,000	CNY	709,632	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	11/16/15	1,000,000		757,500	(c)(d)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds	9.000%	5/9/18	1,800,000		1,939,590	(b)(c)(d)
Banco Santander SA, Junior Subordinated Bonds	6.375%	5/19/19	2,000,000		1,955,000	(b)(c)(d)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	5,500,000		5,561,875	(c)(d)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	2,600,000		2,459,436	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	4,510,000		4,573,365	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	940,000		982,309	(c)(d)
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,990,000		2,111,028
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	370,000		372,028
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,680,000		1,685,084
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	690,000		714,150	(a)(c)(d)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	1,160,000		1,148,381	(a)
CIT Group Inc., Senior Notes	5.500%	2/15/19	635,000		673,894	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,695,000		1,786,106
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,840,000		1,927,400
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	3,230,000		3,072,537	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,720,000		1,701,166	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	12,960,000		12,506,400	(c)(d)
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,350,000		1,370,455
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,070,000		1,069,039
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	3,160,000		3,352,902

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Compass Bank, Subordinated Notes	3.875%	4/10/25	490,000		$456,302
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	3.950%	11/9/22	1,470,000		1,486,196
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.750%	12/1/43	1,990,000		2,239,795
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.250%	8/4/45	1,060,000		1,108,982
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	3,270,000		3,223,985	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,600,000		1,584,816	(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	860,000		849,250	(c)(d)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,090,000		1,096,611
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	2,040,000		2,148,826
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	200,000		200,322	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	2,100,000		2,021,250	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	820,000		837,466	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	2,240,000		2,197,597
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	650,000		652,382
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	2,900,000		2,933,147
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	750,000		762,733
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	520,000		522,275	(d)
Novo Banco SA, Senior Notes	5.875%	11/9/15	200,000	EUR	219,256	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000		1,502,356
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000		1,174,842
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000		434,247
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	9,170,000		9,402,056
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	680,000		679,429	(a)
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	600,000		570,000	(a)(c)(d)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	3,870,000		3,967,795	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	610,000		612,694	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/30/15	9,960,000		9,780,720	(c)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	180,000		184,500	(c)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	660,000		698,082	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,870,000		1,875,434
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	1,020,000		1,039,457
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,530,000		1,578,870
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	520,000		513,450
Total Banks					112,723,419

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	19

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 1.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,700,000	$3,701,017	(a)
Credit Suisse NY, Senior Notes	2.300%	5/28/19	500,000	503,391
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	11/30/15	2,230,000	1,605,600	(c)(d)
Goldman Sachs Capital III, Preferred Securities	4.000%	11/30/15	1,020,000	731,850	(c)(d)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	570,000	578,162
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000	609,762
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000	2,048,706
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	3,460,000	3,473,089
Total Capital Markets				13,251,577
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	240,000	291,000
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	960,000	1,029,600
Total Consumer Finance				1,320,600
Diversified Financial Services — 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	333,000	340,076
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	920,000	968,300	(a)
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	870,000	1,073,745
ILFC E-Capital Trust I, Junior Subordinated Notes	4.570%	12/21/65	740,000	682,650	(a)(c)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000	697,600
Toll Road Investors Partnership II LP, Senior Bonds	0.000%	2/15/38	200,000	43,865	(a)
Toll Road Investors Partnership II LP, Senior Notes	0.000%	2/15/24	1,020,000	611,588	(a)
Total Diversified Financial Services				4,417,824
Insurance — 0.6%
ACE INA Holdings Inc., Senior Notes	3.350%	5/3/26	330,000	331,117
ACE INA Holdings Inc., Senior Notes	4.350%	11/3/45	1,060,000	1,073,047
MetLife Inc., Junior Subordinated Bonds	5.250%	6/15/20	670,000	676,281	(c)(d)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	2,670,000	2,766,593	(a)
Total Insurance				4,847,038
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	230,000	228,275	(a)
Total Financials				136,788,733
Health Care — 2.5%
Biotechnology — 0.4%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	250,000	238,486
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	400,000	382,893
Celgene Corp., Senior Notes	5.000%	8/15/45	1,180,000	1,184,169

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Biotechnology — continued
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,140,000	$1,152,549
Total Biotechnology				2,958,097
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,420,000	1,409,350	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,170,000	1,161,225	(a)
Medtronic Inc., Senior Notes	4.625%	3/15/45	1,010,000	1,061,780
Total Health Care Equipment & Supplies				3,632,355
Health Care Providers & Services — 1.0%
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	1,420,000	1,441,300
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	680,000	675,035
HCA Inc., Senior Bonds	5.375%	2/1/25	470,000	482,338
HCA Inc., Senior Secured Notes	4.250%	10/15/19	570,000	587,071
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,480,000	1,565,100
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,130,000	1,199,139
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	470,000	499,607
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,050,000	1,001,437
Total Health Care Providers & Services				7,451,027
Pharmaceuticals — 0.6%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	880,000	838,714
Baxalta Inc., Senior Notes	5.250%	6/23/45	480,000	488,868	(a)
Pfizer Inc., Senior Notes	4.400%	5/15/44	700,000	701,980
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,580,000	1,374,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,820,000	1,531,075	(a)
Total Pharmaceuticals				4,935,237
Total Health Care				18,976,716
Industrials — 0.5%
Aerospace & Defense — 0.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	180,000	168,300	(a)
Air Freight & Logistics — 0.3%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	2,380,000	2,124,150	(a)
Airlines — 0.1%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	454,071	466,558	(a)
Commercial Services & Supplies — 0.1%
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	690,000	720,015
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	410,000	416,150
Total Commercial Services & Supplies				1,136,165
Total Industrials				3,895,173

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	21

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.2%
Communications Equipment — 0.2%
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	1,940,000	$1,678,003
Internet Software & Services — 0.1%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	950,000	959,500	(a)(e)
IT Services — 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,420,000	752,600	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	800,000	814,000	(a)
Total IT Services				1,566,600
Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp., Senior Notes	4.900%	7/29/45	1,420,000	1,476,758
Micron Technology Inc., Senior Notes	5.500%	2/1/25	1,760,000	1,676,400
Total Semiconductors & Semiconductor Equipment				3,153,158
Software — 0.3%
Microsoft Corp., Senior Notes	4.750%	11/3/55	2,130,000	2,137,883
Total Information Technology				9,495,144
Materials — 1.0%
Chemicals — 0.2%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	1,670,000	1,626,163
Containers & Packaging — 0.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,450,000	1,518,875	(a)(e)
Metals & Mining — 0.6%
Alcoa Inc., Senior Notes	5.870%	2/23/22	780,000	815,100
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,020,000	1,041,675	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	650,000	646,750	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	1,500,000	1,258,875	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	580,000	600,300	(a)(e)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	320,000	337,600	(a)(e)
Total Metals & Mining				4,700,300
Total Materials				7,845,338
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 3.7%
AT&T Inc., Senior Notes	4.500%	5/15/35	1,630,000	1,524,629
AT&T Inc., Senior Notes	4.750%	5/15/46	2,620,000	2,405,571
CenturyLink Inc., Senior Notes	5.625%	4/1/25	440,000	394,900
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	650,000	535,844
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,250,000	1,140,625
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	480,000	505,800
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	240,000	241,200	(a)

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	700,000		$736,017
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	1,590,000		1,904,233
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	12,763,000		15,277,668
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	4,288,000		3,963,793
Total Diversified Telecommunication Services					28,630,280
Wireless Telecommunication Services — 0.3%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,070,000		1,072,675	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	80,000		72,000
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	540,000		593,660	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	650,000		576,875
Total Wireless Telecommunication Services					2,315,210
Total Telecommunication Services					30,945,490
Utilities — 1.3%
Electric Utilities — 0.7%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000		1,919,687	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	2,750,000		3,281,666
Total Electric Utilities					5,201,353
Independent Power and Renewable Electricity Producers — 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	4,871,472		4,883,651
Total Utilities					10,085,004
Total Corporate Bonds & Notes (Cost — $319,308,708)					305,126,294
Asset-Backed Securities — 1.8%
Aegis Asset Backed Securities Trust, 2003-3 M2	2.672%	1/25/34	814,116		761,982	(c)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1	0.467%	8/25/36	760,000		617,543	(c)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	1,790,000		1,790,000	(a)(f)
Earnest Student Loan Investment Trust	4.050%	5/25/39	1,269,149		1,269,149	(a)(g)
Earnest Student Loan Investment Trust	3.850%	11/25/39	300,000		300,000	(a)(g)
EMC Mortgage Loan Trust, 2005-A M1	0.849%	5/25/43	390,000		320,430	(a)(c)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	792,000	EUR	892,696	(a)(f)
Nelnet Student Loan Trust, 2008-3 A4	1.979%	11/25/24	1,857,850		1,869,587	(c)
Park Place Securities Inc., Pass-Through Certificates, 2005-WHQ4 M2	0.687%	9/25/35	1,160,000		925,319	(c)
Residential Asset Mortgage Products Inc., 2006-RZ3 M1	0.547%	8/25/36	2,160,000		1,614,757	(c)
SLM Student Loan Trust, 2008-4 A4	1.970%	7/25/22	1,660,000		1,670,545	(c)
SLM Student Loan Trust, 2008-5 A4	2.020%	7/25/23	1,780,000		1,792,890	(c)
Total Asset-Backed Securities (Cost — $14,031,492)					13,824,898

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	23

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 4.9%
American Home Mortgage Assets, 2006-6 A1A	0.387%	12/25/46	849,654	$583,493	(c)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO	4.903%	5/25/35	1,047,176	121,316	(c)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.630%	4/10/49	1,060,000	1,064,267	(c)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.675%	12/15/19	1,000,000	998,200	(a)(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.177%	6/11/50	250,000	252,598	(c)
BLCP Hotel Trust, 2014-CLMZ M	5.924%	8/15/29	986,790	981,224	(a)(c)
Carefree Portfolio Trust, 2014-CMZA MZA	6.173%	11/15/19	1,000,000	1,000,009	(a)(c)
Carefree Portfolio Trust, 2014-CMZB MZB	7.918%	11/15/29	1,000,000	995,710	(a)(c)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.403%	5/25/37	4,903,953	832,708	(c)
Connecticut Avenue Securities, 2013-C01 M2	5.447%	10/25/23	1,140,000	1,191,785	(c)
Connecticut Avenue Securities, 2014-C01 M2	4.597%	1/25/24	400,000	400,232	(c)
Connecticut Avenue Securities, 2015-C03 2M2	5.197%	7/25/25	1,870,000	1,867,738	(a)(c)
Countrywide Alternative Loan Trust, 2005-J04 M2	0.837%	7/25/35	500,000	454,340	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C3 AJ	5.699%	6/15/39	450,000	407,392	(c)
Credit Suisse Mortgage Trust, 2006-C3 AJ	5.824%	6/15/38	1,535,869	1,496,826	(c)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.394%	6/27/46	1,004,597	944,986	(a)(c)
Credit Suisse Mortgage Trust, 2015-8R 2A1	4.500%	6/27/36	3,114,855	3,114,370	(a)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	1,000,000	992,500	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ2 B	8.147%	5/25/25	2,419,724	2,435,987	(c)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	4.705%	5/25/18	11,435,879	658,023	(c)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.377%	7/25/47	1,943,558	1,288,854	(c)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.024%	6/25/36	448,394	310,209	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.911%	4/15/45	540,000	515,718	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,230,000	1,039,543
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	270,000	225,492	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	751,000	742,439	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.248%	9/15/45	270,000	253,454	(c)
Lehman Mortgage Trust, 2006-8 4A2, IO	7.553%	12/25/36	1,263,226	406,649	(c)
Lehman Mortgage Trust, 2006-9 3A2, IO	7.033%	1/25/37	1,618,484	544,593	(c)
Lehman Mortgage Trust, 2007-2 2A12, IO	6.493%	2/25/37	1,256,512	414,971	(c)
Lehman Mortgage Trust, 2007-4 2A2, IO	6.473%	5/25/37	3,568,006	1,110,678	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	975,000	963,583	(c)

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	260,000	$260,777	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,070,000	912,565
Morgan Stanley Reremic Trust, 2015-R5 2B	0.419%	10/26/46	1,920,000	1,231,942	(a)(c)
Morgan Stanley Reremic Trust, 2015-R6 1B	0.454%	7/26/45	2,410,000	1,011,799	(a)(c)
Nomura Resecuritization Trust, 2015-6R 3A5	0.384%	5/26/46	2,300,000	1,373,810	(a)(c)
Residential Accredit Loans Inc., 2006-QS7 A5, IO	5.403%	6/25/36	1,823,025	318,565	(c)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	303,651	287,330
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.353%	2/25/36	2,972,672	548,578	(c)
Sequoia Mortgage Trust, 2004-3 M1	0.944%	5/20/34	281,268	256,207	(c)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.947%	10/25/24	1,140,000	1,133,458	(c)
Structured ARM Loan Trust, 2005-14 A1	0.507%	7/25/35	478,072	344,460	(c)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.407%	8/25/36	860,774	669,570	(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	310,000	212,316	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	550,000	218,174	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	240,000	239,682	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9	0.597%	6/25/35	245,032	189,181	(c)
Total Collateralized Mortgage Obligations (Cost — $38,360,503)				37,818,301
Mortgage-Backed Securities — 0.1%
FNMA — 0.1%
Federal National Mortgage Association (FNMA) (Cost — $939,656)	3.500%	12/10/45	900,000	934,544	(h)
Municipal Bonds — 0.8%
Alabama — 0.2%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants	6.500%	10/1/53	1,110,000	1,267,842
California — 0.1%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Taxable, AGM	5.500%	3/1/33	380,000	402,948
Illinois — 0.2%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	690,000	644,832
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/44	1,080,000	1,197,029
Total Illinois				1,841,861
Michigan — 0.1%
Michigan State Finance Authority Revenue, Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/27	450,000	509,360
New Jersey — 0.1%
New Jersey State Turnpike Authority Revenue, Build America Bonds-Taxable	7.414%	1/1/40	500,000	699,330

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	25

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
New Jersey — continued
New Jersey State Turnpike Authority Revenue, Build America Bonds	7.102%	1/1/41	250,000		$339,065
Total New Jersey					1,038,395
New York — 0.1%
Port Authority of New York & New Jersey, Taxable	4.823%	6/1/45	840,000		854,944
Total Municipal Bonds (Cost — $5,915,471)					5,915,350
Non-U.S. Treasury Inflation Protected Securities — 1.0%
France — 1.0%
Republic of France, Bonds (Cost — $7,934,699)	1.800%	7/25/40	4,878,646	EUR	7,712,132	(b)
Senior Loans — 0.0%
Energy — 0.0%
Energy Equipment & Services — 0.0%
Pacific Drilling SA, Term Loan B	—	6/3/18	370,000		200,262	(i)
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Inc., Incremental Second Lien Term Loan	—	12/31/15	130,000		130,000	(i)
Total Senior Loans (Cost — $395,070)					330,262
Sovereign Bonds — 23.5%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	4/17/17	3,860,000		3,834,910
Brazil — 4.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	23,672,000	BRL	4,969,877
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	13,640,000		10,230,000
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	61,634,000	BRL	15,152,850
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	880,000		779,900
Total Brazil					31,132,627
China — 1.1%
China Government Bond, Senior Bonds	4.000%	5/22/24	2,000,000	CNY	328,516	(b)
China Government Bond, Senior Bonds	3.380%	11/21/24	11,000,000	CNY	1,732,141	(b)
China Government Bond, Senior Bonds	3.390%	5/21/25	9,000,000	CNY	1,424,329	(b)
China Government Bond, Senior Bonds	3.480%	6/29/27	23,500,000	CNY	3,681,140	(b)
China Government Bond, Senior Bonds	3.600%	6/27/28	2,000,000	CNY	315,789	(b)
China Government Bond, Senior Bonds	4.290%	5/22/29	5,000,000	CNY	845,271	(b)
Total China					8,327,186
Colombia — 0.9%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	7,046,000		6,817,005
Italy — 3.7%
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	17,905,000	EUR	28,687,221	(b)

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 6.6%
United Mexican States, Senior Bonds	6.500%	6/9/22	147,695,300	MXN	$9,354,328
United Mexican States, Senior Bonds	8.500%	11/18/38	141,850,000	MXN	10,365,609
United Mexican States, Senior Bonds	7.750%	11/13/42	415,495,400	MXN	28,226,410
United Mexican States, Senior Notes	3.600%	1/30/25	1,390,000		1,383,050
United Mexican States, Senior Notes	4.600%	1/23/46	2,280,000		2,114,700
Total Mexico					51,444,097
Poland — 3.2%
Republic of Poland, Bonds	4.000%	10/25/23	62,080,000	PLN	17,727,504
Republic of Poland, Bonds	3.250%	7/25/25	27,240,000	PLN	7,403,400
Total Poland					25,130,904
Russia — 1.5%
Russian Federal Bond, Bonds	8.150%	2/3/27	845,360,000	RUB	11,760,287
South Africa — 1.2%
Republic of Korea, Senior Bonds	3.500%	3/10/24	3,736,140,000	KRW	3,638,526
Republic of South Africa, Senior Notes	5.875%	9/16/25	4,940,000		5,368,545
Total South Africa					9,007,071
Turkey — 0.8%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	4,303,000		4,641,861
Republic of Turkey, Senior Notes	4.875%	4/16/43	1,980,000		1,782,594
Total Turkey					6,424,455
Total Sovereign Bonds (Cost — $205,286,137)					182,565,763
U.S. Government & Agency Obligations — 20.7%
U.S. Government Agencies — 1.4%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	11,620,000		10,808,924
U.S. Government Obligations — 19.3%
U.S. Treasury Bonds	3.625%	2/15/44	15,000,000		17,122,845
U.S. Treasury Bonds	3.125%	8/15/44	21,220,000		22,009,957
U.S. Treasury Bonds	2.500%	2/15/45	6,690,000		6,093,038
U.S. Treasury Bonds	3.000%	5/15/45	46,680,000		47,231,291
U.S. Treasury Bonds	2.875%	8/15/45	10,060,000		9,940,045
U.S. Treasury Notes	1.875%	5/31/22	1,000,000		1,001,068
U.S. Treasury Notes	1.875%	8/31/22	4,920,000		4,918,465
U.S. Treasury Notes	1.750%	9/30/22	5,160,000		5,114,045
U.S. Treasury Notes	1.875%	10/31/22	5,230,000		5,224,278
U.S. Treasury Notes	2.125%	5/15/25	24,990,000		24,937,296
U.S. Treasury Notes	2.000%	8/15/25	2,720,000		2,683,821
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/44	1,441,000		610,145

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	27

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/44	8,250,000	$3,420,805
Total U.S. Government Obligations				150,307,099
Total U.S. Government & Agency Obligations (Cost — $158,374,191)				161,116,023
U.S. Treasury Inflation Protected Securities — 0.7%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	555,033	668,743
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,961,798	1,753,637
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	705,594	731,108
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	2,257,181	2,001,984
Total U.S. Treasury Inflation Protected Securities (Cost — $5,165,407)				5,155,472

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.0%
State Street Corp.	5.900%		2,336	62,184	(c)
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		16,050	414,572	(c)
Total Preferred Stocks (Cost — $478,218)				476,756

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.3%
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.IG.25 Index, Call @ $90.00		1/20/16	49,170,000	285,784
Euro Bund Futures, Call @ $162.00		11/20/15	304	6,686
Euro Bund Futures, Call @ $163.00		11/20/15	586	6,444
Euro Bund Futures, Call @ $163.50		11/20/15	586	6,444
Euro Currency Futures, Call @ $1.21		12/4/15	21	394
Euro Currency Futures, Put @ $1.13		12/4/15	13	55,087
Euro-Bobl Futures, Put @ $127.00		11/20/15	203	1,116
Eurodollar Futures, Put @ $99.38		3/14/16	763	85,837
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		1/15/16	106	25,837
Eurodollar Mid Curve 1-Year Futures, Put @ $98.88		1/15/16	116	43,500
U.S. Treasury 5-Year Notes Futures, Put @ $112.70		11/20/15	56	438
U.S. Treasury 5-Year Notes Futures, Put @ $113.00		11/20/15	50	391
U.S. Treasury 5-Year Notes Futures, Put @ $113.20		11/20/15	5	39
U.S. Treasury 5-Year Notes Futures, Put @ $113.70		11/20/15	379	2,961
U.S. Treasury 5-Year Notes Futures, Put @ $116.00		11/20/15	104	813
U.S. Treasury 5-Year Notes Futures, Put @ $116.20		11/20/15	426	3,328
U.S. Treasury 10-Year Notes Futures, Call @ $129.50		11/20/15	13	1,016

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Security	Expiration Date	Contracts/ Notional Amount	Value
Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Call @ $133.50	11/20/15	418	$6,531
U.S. Treasury 10-Year Notes Futures, Call @ $133.50	12/24/15	153	4,781
U.S. Treasury 10-Year Notes Futures, Call @ $134.00	11/20/15	611	9,547
U.S. Treasury 10-Year Notes Futures, Call @ $134.50	12/24/15	153	4,781
U.S. Treasury 10-Year Notes Futures, Call @ $135.00	12/24/15	61	953
U.S. Treasury 10-Year Notes Futures, Call @ $135.50	12/24/15	455	7,109
U.S. Treasury 10-Year Notes Futures, Call @ $140.00	11/20/15	4	63
U.S. Treasury 10-Year Notes Futures, Call @ $140.50	11/20/15	356	5,563
U.S. Treasury 10-Year Notes Futures, Call @ $141.50	11/20/15	116	1,813
U.S. Treasury 10-Year Notes Futures, Call @ $142.00	11/20/15	402	6,281
U.S. Treasury 10-Year Notes Futures, Call @ $142.50	11/20/15	92	1,438
U.S. Treasury 10-Year Notes Futures, Put @ $128.50	11/20/15	1,152	1,242,000
U.S. Treasury 10-Year Notes Futures, Put @ $129.00	11/20/15	50	73,437
U.S. Treasury Long-Term Bonds Futures, Call @ $157.00	11/20/15	102	129,094
U.S. Treasury Long-Term Bonds Futures, Call @ $158.00	11/20/15	6	5,344
U.S. Treasury Long-Term Bonds Futures, Put @ $125.00	11/20/15	309	4,828
U.S. Treasury Long-Term Bonds Futures, Put @ $126.00	11/20/15	8	125
U.S. Treasury Long-Term Bonds Futures, Put @ $129.00	11/20/15	326	5,094
U.S. Treasury Long-Term Bonds Futures, Put @ $130.00	11/20/15	7	109
U.S. Treasury Long-Term Bonds Futures, Put @ $134.00	11/20/15	202	3,156
U.S. Treasury Long-Term Bonds Futures, Put @ $141.00	11/20/15	123	1,922
U.S. Treasury Long-Term Bonds Futures, Put @ $142.00	11/20/15	63	984
U.S. Treasury Long-Term Bonds Futures, Put @ $145.00	11/20/15	1,403	21,922
U.S. Treasury Long-Term Bonds Futures, Put @ $146.00	11/20/15	6	94
Total Purchased Options (Cost — $1,336,708)			2,063,084
Total Investments — 93.2% (Cost — $757,526,260#)			723,038,879
Other Assets in Excess of Liabilities — 6.8%			53,088,020
Total Net Assets — 100.0%			$776,126,899

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	29

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security (unaudited).

(h)	This security is traded on a to-be-announced (“TBA”) basis. At October 31, 2015, the Fund held TBA securities with a total cost of $939,656 (See Note 1).

(i)	All or a portion of this loan is unfunded as of October 31, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $760,804,183.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts/ Notional Amount	Value
Australian Dollar Futures, Call	11/6/15	$73.00	20	$1,200
Australian Dollar Futures, Call	11/6/15	72.00	20	4,600
Australian Dollar Futures, Call	12/4/15	73.00	99	34,650
British Pound Futures, Put	11/6/15	152.00	20	1,000
Canadian Dollar Futures, Call	12/4/15	76.50	10	7,800
Canadian Dollar Futures, Call	12/4/15	78.00	30	7,800
Canadian Dollar Futures, Call	12/4/15	77.00	81	45,360
Euro Bund Futures, Put	11/20/15	156.00	203	91,524
Euro Currency Futures, Call	11/6/15	1.13	22	1,100
Euro Currency Futures, Call	11/6/15	1.12	51	7,012
Euro Currency Futures, Call	12/4/15	1.11	25	34,375
Euro Currency Futures, Call	12/4/15	1.13	134	80,400
Euro Currency Futures, Call	12/4/15	1.12	231	213,675

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2015 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts/ Notional Amount	Value
Euro Currency Futures, Put	11/6/15	$1.08		15	$2,437
Euro Currency Futures, Put	11/6/15	1.09		16	6,000
Euro Currency Futures, Put	11/6/15	1.11		47	72,263
Euro Currency Futures, Put	11/6/15	1.10		111	90,188
Euro Currency Futures, Put	11/6/15	1.12		105	265,125
Euro Currency Futures, Put	12/4/15	1.06		25	10,625
Euro Currency Futures, Put	12/4/15	1.07		60	38,250
Euro Currency Futures, Put	12/4/15	1.08		142	133,125
Euro Currency Futures, Put	12/4/15	1.09		105	140,438
Euro Currency Futures, Put	12/4/15	1.10		98	182,525
Euro Currency Futures, Put	12/4/15	1.11		107	268,838
Eurodollar Futures, Call	6/13/16	99.00		125	109,375
Eurodollar Futures, Put	3/14/16	99.25		770	33,687
Japanese Yen Futures, Call	11/6/15	83.00		25	9,687
Japanese Yen Futures, Put	11/6/15	81.00		29	1,269
Japanese Yen Futures, Put	11/6/15	83.00		10	5,375
Japanese Yen Futures, Put	12/4/15	80.00		49	7,350
U.S. Dollar/South Korean Won, Put	12/9/15	1,153.50	KRW	11,789,000	249,137
U.S. Treasury 5-Year Notes Futures, Call	11/20/15	120.50		52	5,687
U.S. Treasury 5-Year Notes Futures, Call	11/20/15	120.00		101	26,828
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	131.00		98	1,531
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	130.00		98	4,594
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	128.00		50	21,875
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	129.00		224	35,000
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	128.50		159	42,234
U.S. Treasury 10-Year Notes Futures, Call	12/24/15	129.00		50	18,750
U.S. Treasury 10-Year Notes Futures, Call	12/24/15	130.50		153	21,516
U.S. Treasury 10-Year Notes Futures, Call	12/24/15	130.00		120	22,500
U.S. Treasury 10-Year Notes Futures, Call	12/24/15	128.50		258	129,000
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	130.00		151	73,141
U.S. Treasury 10-Year Notes Futures, Put	11/20/15	126.50		73	13,687
U.S. Treasury 10-Year Notes Futures, Put	11/20/15	127.00		105	32,812
U.S. Treasury 10-Year Notes Futures, Put	11/20/15	128.00		101	75,750
U.S. Treasury 10-Year Notes Futures, Put	11/20/15	127.50		169	84,500
U.S. Treasury 10-Year Notes Futures, Put	12/24/15	126.00		153	83,672
U.S. Treasury 10-Year Notes Futures, Put	12/24/15	127.00		100	92,188
U.S. Treasury Long-Term Bonds Futures, Call	11/20/15	163.00		8	875

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	31

Schedule of investments (cont’d)

October 31, 2015

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts/ Notional Amount[1]	Value
U.S. Treasury Long-Term Bonds Futures, Call	11/20/15	$161.00	45	$11,953
U.S. Treasury Long-Term Bonds Futures, Call	11/20/15	159.00	176	107,250
U.S. Treasury Long-Term Bonds Futures, Call	11/20/15	160.00	364	142,188
U.S. Treasury Long-Term Bonds Futures, Call	12/24/15	158.00	25	36,719
U.S. Treasury Long-Term Bonds Futures, Call	12/24/15	159.00	50	59,375
U.S. Treasury Long-Term Bonds Futures, Put	11/20/15	152.00	8	2,250
U.S. Treasury Long-Term Bonds Futures, Put	11/20/15	150.00	44	4,812
U.S. Treasury Long-Term Bonds Futures, Put	11/20/15	157.00	13	23,766
U.S. Treasury Long-Term Bonds Futures, Put	11/20/15	154.00	102	63,750
U.S. Treasury Long-Term Bonds Futures, Put	11/20/15	156.00	70	92,969
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.24 Index, Put	11/18/15	100.00	5,029,200	226
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.24 Index, Put	11/18/15	100.00	5,029,200	226
Total Written Options (Premiums received — $4,015,398)				$3,487,814

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2015 Annual Report

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $757,526,260)	$723,038,879
Foreign currency, at value (Cost — $8,647,320)	8,181,694
Cash	27,495,045
Receivable for securities sold	30,155,560
Interest receivable	9,424,361
Deposits with brokers for open futures contracts	8,144,197
Foreign currency collateral for open futures contracts, at value (Cost — $5,633,632)	5,701,620
Deposits with brokers for centrally cleared swap contracts	4,865,819
Receivable for Fund shares sold	4,208,642
Foreign currency collateral for written options contracts, at value (Cost — $3,732,376)	3,697,259
Unrealized appreciation on forward foreign currency contracts	2,842,090
Deposits with brokers for OTC swap contracts	2,400,000
Foreign currency collateral for purchased options contracts, at value (Cost — $2,207,745)	2,186,974
Foreign currency collateral for open swap contracts, at value (Cost — $761,415)	739,546
Prepaid expenses	70,052
Total Assets	833,151,738

Liabilities:
Payable for securities purchased	43,401,988
Written options, at value (premiums received — $4,015,398)	3,487,814
OTC swaps, at value	3,261,501
Unrealized depreciation on forward foreign currency contracts	2,632,476
Payable to broker — variation margin on open futures contracts	2,202,648
Payable for Fund shares repurchased	830,201
Investment management fee payable	787,800
Payable to broker — variation margin on centrally cleared swaps	126,620
Service and/or distribution fees payable	52,368
Directors’ fees payable	819
Accrued expenses	240,604
Total Liabilities	57,024,839
Total Net Assets	$776,126,899

Net Assets:
Par value (Note 7)	$71,199
Paid-in capital in excess of par value	779,727,128
Undistributed net investment income	13,501,081
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	22,722,839
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(39,895,348)
Total Net Assets	$776,126,899

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	33

Statement of assets and liabilities (cont’d)

October 31, 2015

Net Assets:
Class A	$67,884,122
Class C	$30,637,383
Class FI	$60,375,134
Class I	$512,684,032
Class IS	$104,546,228

Shares Outstanding:
Class A	6,234,082
Class C	2,847,234
Class FI	5,554,953
Class I	46,996,309
Class IS	9,566,372

Net Asset Value:
Class A (and redemption price)	$10.89
Class C*	$10.76
Class FI (and redemption price)	$10.87
Class I (and redemption price)	$10.91
Class IS (and redemption price)	$10.93
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.37

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2015 Annual Report

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Interest	$25,806,591
Dividends	19,746
Less: Foreign taxes withheld	(17,740)
Total Investment Income	25,808,597

Expenses:
Investment management fee (Note 2)	6,424,559
Service and/or distribution fees (Notes 2 and 5)	551,176
Transfer agent fees (Note 5)	482,239
Fees recaptured by investment manager (Note 2)	222,210
Registration fees	104,937
Fund accounting fees	65,764
Custody fees	59,198
Audit and tax fees	50,764
Shareholder reports	38,225
Legal fees	26,958
Directors’ fees	22,604
Insurance	4,642
Miscellaneous expenses	37,740
Total Expenses	8,091,016
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(18,361)
Net Expenses	8,072,655
Net Investment Income	17,735,942

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(12,848,509)
Futures contracts	1,865,399
Written options	30,222,057
Swap contracts	(1,328,840)
Foreign currency transactions	7,327,274
Net Realized Gain	25,237,381
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(31,375,112)
Futures contracts	(718,576)
Written options	(105,613)
Swap contracts	(4,427,505)
Foreign currencies	(1,889,067)
Change in Net Unrealized Appreciation (Depreciation)	(38,515,873)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(13,278,492)
Increase in Net Assets from Operations	$4,457,450

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	35

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income	$17,735,942	$3,774,179
Net realized gain	25,237,381	5,305,486
Change in net unrealized appreciation (depreciation)	(38,515,873)	(1,578,434)
Increase in Net Assets from Operations	4,457,450	7,501,231

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,500,023)	(300,004)
Net realized gains	(6,458,522)	(573,392)
Decrease in Net Assets from Distributions to Shareholders	(15,958,545)	(873,396)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	647,899,929	384,246,640
Reinvestment of distributions	13,046,098	873,396
Cost of shares repurchased	(224,779,330)	(64,741,017)
Increase in Net Assets from Fund Share Transactions	436,166,697	320,379,019
Increase in Net Assets	424,665,602	327,006,854

Net Assets:
Beginning of year	351,461,297	24,454,443
End of year*	$776,126,899	$351,461,297
*Includes undistributed net investment income of:	$13,501,081	$4,664,628

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2015 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$11.25	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.32	0.34	0.01
Net realized and unrealized gain (loss)	(0.25)	0.74	0.45
Total income from operations	0.07	1.08	0.46

Less distributions from:
Net investment income	(0.25)	(0.09)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.43)	(0.29)	—

Net asset value, end of year	$10.89	$11.25	$10.46
Total return[3]	0.71%	10.61%	4.60%

Net assets, end of year (000s)	$67,884	$54,624	$12

Ratios to average net assets:
Gross expenses	1.65%[4]	1.68%[4]	4.96%[5]
Net expenses[6,7]	1.65 [4]	1.32 [4]	1.65 [5]
Net investment income	2.96	3.13	0.51 [5]

Portfolio turnover rate	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 117% for the year ended October 31, 2015.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$11.17	$10.45	$10.00

Income (loss) from operations:
Net investment income (loss)	0.24	0.25	(0.00)	[3]
Net realized and unrealized gain (loss)	(0.25)	0.74	0.45
Total income (loss) from operations	(0.01)	0.99	0.45

Less distributions from:
Net investment income	(0.22)	(0.07)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.40)	(0.27)	—

Net asset value, end of year	$10.76	$11.17	$10.45
Total return[4]	(0.01)%	9.71%	4.50%

Net assets, end of year (000s)	$30,637	$14,511	$28

Ratios to average net assets:
Gross expenses	2.36%[5]	2.43%[5]	4.94%[6]
Net expenses[7,8]	2.36 [5]	2.19 [5]	2.40	[6]
Net investment income (loss)	2.25	2.30	(0.07)	[6]

Portfolio turnover rate	105%[9]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 117% for the year ended October 31, 2015.

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$11.22	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.32	0.33	0.01
Net realized and unrealized gain (loss)	(0.25)	0.73	0.45
Total income from operations	0.07	1.06	0.46

Less distributions from:
Net investment income	(0.24)	(0.10)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.42)	(0.30)	—

Net asset value, end of year	$10.87	$11.22	$10.46
Total return[3]	0.67%	10.51%	4.60%

Net assets, end of year (000s)	$60,375	$53,027	$10

Ratios to average net assets:
Gross expenses	1.66%[4]	1.85%[4]	5.01%[5]
Net expenses[6,7]	1.65 [4]	1.40 [4]	1.65 [5]
Net investment income	2.95	3.03	0.47 [5]

Portfolio turnover rate	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 117% for the year ended October 31, 2015.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.36	0.33	0.01
Net realized and unrealized gain (loss)	(0.26)	0.75	0.46
Total income from operations	0.10	1.08	0.47

Less distributions from:
Net investment income	(0.26)	(0.10)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.44)	(0.30)	—

Net asset value, end of year	$10.91	$11.25	$10.47
Total return[3]	1.00%	10.72%	4.60%

Net assets, end of year (000s)	$512,684	$180,298	$24,394

Ratios to average net assets:
Gross expenses	1.35%[4]	1.58%[4]	4.50%[5]
Net expenses[6,7]	1.35 [4]	1.30 [4]	1.32 [5]
Net investment income	3.28	3.08	0.82 [5]

Portfolio turnover rate	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 117% for the year ended October 31, 2015.

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.37	0.38	0.01
Net realized and unrealized gain (loss)	(0.25)	0.70	0.46
Total income from operations	0.12	1.08	0.47

Less distributions from:
Net investment income	(0.26)	(0.10)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.44)	(0.30)	—

Net asset value, end of year	$10.93	$11.25	$10.47
Total return[3]	1.19%	10.62%	4.70%

Net assets, end of year (000s)	$104,546	$49,001	$10

Ratios to average net assets:
Gross expenses	1.25%[4]	1.30%[4]	4.68%[5]
Net expenses[6]	1.25 [4]	1.04 [4,7]	1.25 [5,7]
Net investment income	3.36	3.43	0.88 [5]

Portfolio turnover rate	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than, interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 117% for the year ended October 31, 2015.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

42	Western Asset Macro Opportunities Fund 2015 Annual Report

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Macro Opportunities Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$305,126,294	—	$305,126,294
Asset-backed securities	—	9,573,053	$4,251,845	13,824,898
Collateralized mortgage obligations	—	36,825,801	992,500	37,818,301
Mortgage-backed securities	—	934,544	—	934,544
Municipal bonds	—	5,915,350	—	5,915,350
Non-U.S. Treasury inflation protected securities	—	7,712,132	—	7,712,132
Senior loans	—	330,262	—	330,262
Sovereign bonds	—	182,565,763	—	182,565,763
U.S. Government & agency obligations	—	161,116,023	—	161,116,023
U.S. Treasury inflation protected securities	—	5,155,472	—	5,155,472
Preferred stocks	$476,756	—	—	476,756
Purchased options	1,770,856	292,228	—	2,063,084
Total investments	$2,247,612	$715,546,922	$5,244,345	$723,038,879
Other financial instruments:
Futures contracts	$5,410,428	—	—	$5,410,428
Forward foreign currency contracts	—	$2,842,090	—	2,842,090
Centrally cleared credit default swaps on credit indices — sell protection	—	968,486	—	968,486
Centrally cleared interest rate swaps	—	533,274	—	533,274
Total other financial instruments	$5,410,428	$4,343,850	—	$9,754,278
Total	$7,658,040	$719,890,772	$5,244,345	$732,793,157

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$3,238,225	$249,589	—	$3,487,814
Futures contracts	5,795,609	—	—	5,795,609
Forward foreign currency contracts	—	2,632,476	—	2,632,476
Centrally cleared credit default swaps on credit indices — sell protection	—	184,340	—	184,340
Centrally cleared interest rate swaps	—	3,448,951	—	3,448,951
OTC interest rate swaps‡	—	3,261,501	—	3,261,501
Total	$9,033,834	$9,776,857	—	$18,810,691

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

44	Western Asset Macro Opportunities Fund 2015 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Western Asset Macro Opportunities Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

46	Western Asset Macro Opportunities Fund 2015 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Western Asset Macro Opportunities Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

48	Western Asset Macro Opportunities Fund 2015 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(n) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(o) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Western Asset Macro Opportunities Fund 2015 Annual Report	49

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2015, the total notional value of all credit default swaps to sell protection is $112,779,400 and EUR 19,900,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by

50	Western Asset Macro Opportunities Fund 2015 Annual Report

any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Macro Opportunities Fund 2015 Annual Report	51

Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty

52	Western Asset Macro Opportunities Fund 2015 Annual Report

risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2015, the Fund held written options, forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $9,381,791. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2015, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $6,097,259, which could be used to reduce the required payment.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Macro Opportunities Fund 2015 Annual Report	53

Notes to financial statements (cont’d)

(t) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(v) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$600,534	$(600,534)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd.

54	Western Asset Macro Opportunities Fund 2015 Annual Report

(“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $18,361.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2016	$46,764	—	$101,663	$131,142	$1,234
Expires October 31, 2017	1,759	$525	6,068	10,009	—
Total fee waivers/expense reimbursements subject to recapture	$48,523	$525	$107,731	$141,151	$1,234

For the year ended October 31, 2015, LMPFA recaptured $34,372, $8,268, $9,476, $148,106 and $21,988 for Class A, Class C, Class FI, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

Western Asset Macro Opportunities Fund 2015 Annual Report	55

Notes to financial statements (cont’d)

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $17,255 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$132,203	$8,085

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$440,577,649	$583,875,473
Sales	94,887,119	485,264,871

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,498,744
Gross unrealized depreciation	(45,264,048)
Net unrealized depreciation	$(37,765,304)

At October 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,219	6/16	$301,541,549	$302,662,463	$1,120,914
90-Day Eurodollar	142	3/17	34,816,787	35,091,750	274,963
Australian Dollar	171	12/15	11,944,051	12,170,070	226,019
Canadian Dollar	214	12/15	16,294,680	16,360,300	65,620
Euro BTP	186	12/15	27,658,170	28,418,087	759,917
Euro-Bobl	182	12/15	25,661,638	25,901,647	240,009
U.S. Treasury 5-Year Notes	807	12/15	97,037,365	96,657,164	(380,201)
U.S. Treasury Long-Term Bonds	1,676	12/15	263,445,572	262,189,250	(1,256,322)
					1,050,919

56	Western Asset Macro Opportunities Fund 2015 Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	761	12/15	$189,473,588	$189,479,488	$(5,900)
90-Day Eurodollar	2,012	3/16	500,238,199	500,283,800	(45,601)
90-Day Eurodollar	342	12/16	84,647,396	84,636,450	10,946
Euro	556	12/15	78,067,931	76,512,550	1,555,381
Euro BUXL 30-Year Bonds	187	12/15	32,370,485	32,432,690	(62,205)
Euro-Bund	1,386	12/15	236,400,848	239,606,171	(3,205,323)
Japanese 10-Year Bond	148	12/15	181,366,882	182,206,679	(839,797)
Japanese Yen	430	12/15	44,776,984	44,548,000	228,984
U.S. Treasury 10-Year Notes	1,753	12/15	224,639,850	223,836,188	803,662
U.S. Treasury Ultra Long-Term Bonds	3	12/15	478,990	479,250	(260)
United Kingdom Long Gilt Bonds	91	12/15	16,642,635	16,518,622	124,013
					(1,436,100)
Net unrealized depreciation on open futures contracts					$(385,181)

During the year ended October 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 31, 2014	17,173,788	$2,158,710
Options written	139,271,504	40,658,984
Options closed	(47,060,240)	(16,851,858)
Options exercised	(14,552,909)	(1,727,859)
Options expired	(72,978,838)	(20,222,579)
Written options, outstanding as of October 31, 2015	21,853,305	$4,015,398

At October 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	8,846,590	USD	6,728,340	Bank of America N.A.	11/13/15	$36,653
PLN	3,220,604	USD	839,114	Bank of America N.A.	11/13/15	(5,973)
USD	10,859,944	CNY	70,790,000	Bank of America N.A.	11/13/15	(339,164)
USD	14,558,351	CNY	93,847,500	Bank of America N.A.	11/13/15	(288,496)
USD	16,942,693	EUR	15,506,908	Bank of America N.A.	11/13/15	(111,526)
USD	445,403	EUR	400,000	Bank of America N.A.	11/13/15	5,490
USD	111,681	EUR	100,000	Bank of America N.A.	11/13/15	1,702
USD	560,012	EUR	500,000	Bank of America N.A.	11/13/15	10,121
USD	6,012,705	JPY	747,770,000	Bank of America N.A.	11/13/15	(184,538)
USD	83,363	JPY	10,000,000	Bank of America N.A.	11/13/15	487
USD	165,976	JPY	20,000,000	Bank of America N.A.	11/13/15	223
USD	166,567	JPY	20,000,000	Bank of America N.A.	11/13/15	814

Western Asset Macro Opportunities Fund 2015 Annual Report	57

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	165,995	JPY	20,000,000	Bank of America N.A.	11/13/15	$242
EUR	4,000,000	USD	4,550,240	Citibank, N.A.	11/13/15	(151,112)
NOK	45,350,000	USD	5,480,031	Citibank, N.A.	11/13/15	(143,593)
NZD	10,320,000	USD	6,901,448	Citibank, N.A.	11/13/15	81,638
NZD	31,000	USD	20,670	Citibank, N.A.	11/13/15	306
USD	17,312,030	EUR	15,932,293	Citibank, N.A.	11/13/15	(210,020)
USD	1,094,713	EUR	1,000,000	Citibank, N.A.	11/13/15	(5,069)
USD	689,599	EUR	600,000	Citibank, N.A.	11/13/15	29,729
USD	345,434	EUR	300,000	Citibank, N.A.	11/13/15	15,500
USD	987,699	EUR	882,001	Citibank, N.A.	11/13/15	17,690
USD	1,132,222	EUR	1,000,000	Citibank, N.A.	11/13/15	32,440
USD	563,395	EUR	500,000	Citibank, N.A.	11/13/15	13,504
USD	560,687	EUR	500,000	Citibank, N.A.	11/13/15	10,795
USD	568,134	EUR	500,000	Citibank, N.A.	11/13/15	18,243
USD	1,434,209	EUR	1,300,000	Citibank, N.A.	11/13/15	4,493
USD	1,643,766	EUR	1,500,000	Citibank, N.A.	11/13/15	(5,907)
USD	154,547	GBP	100,000	Citibank, N.A.	11/13/15	396
USD	2,339,941	JPY	290,752,827	Citibank, N.A.	11/13/15	(69,712)
USD	482,383	JPY	60,000,000	Citibank, N.A.	11/13/15	(14,875)
USD	165,691	JPY	20,000,000	Citibank, N.A.	11/13/15	(62)
USD	167,364	JPY	20,000,000	Citibank, N.A.	11/13/15	1,612
USD	332,965	JPY	40,000,000	Citibank, N.A.	11/13/15	1,460
USD	6,709,940	NZD	10,351,491	Citibank, N.A.	11/13/15	(294,455)
EUR	4,000,000	USD	4,498,960	JPMorgan Chase & Co.	11/13/15	(99,832)
USD	4,550,932	EUR	4,000,000	JPMorgan Chase & Co.	11/13/15	151,804
CAD	7,230,000	USD	5,467,245	Royal Bank of Canada	11/13/15	61,540
KRW	4,208,622,000	USD	3,536,657	Citibank, N.A.	12/11/15	150,306
BRL	78,545,781	USD	19,819,778	Bank of America N.A.	1/19/16	48,071
MXN	22,041,588	USD	1,319,224	Bank of America N.A.	1/19/16	7,984
MYR	1,000	USD	236	Bank of America N.A.	1/19/16	(5)
USD	8,963,380	CNY	57,276,000	Bank of America N.A.	1/19/16	(60,726)
USD	8,928,444	CNY	57,434,000	Bank of America N.A.	1/19/16	(120,556)
USD	7,589,957	CNY	48,826,195	Bank of America N.A.	1/19/16	(102,842)
USD	814,188	EUR	714,000	Bank of America N.A.	1/19/16	27,892
USD	2,039,357	GBP	1,334,047	Bank of America N.A.	1/19/16	(16,661)
USD	32,636	JPY	3,903,169	Bank of America N.A.	1/19/16	241
USD	3,187,018	KRW	3,670,647,966	Bank of America N.A.	1/19/16	(24,749)
USD	3,464,690	MXN	57,078,000	Bank of America N.A.	1/19/16	27,807
USD	4,901,959	PEN	16,193,620	Bank of America N.A.	1/19/16	30,232
USD	321,792	PLN	1,199,094	Bank of America N.A.	1/19/16	12,130
CNY	12,930,060	USD	2,023,452	Barclays Bank PLC	1/19/16	13,741
COP	13,226,836,000	USD	4,501,986	Barclays Bank PLC	1/19/16	20,510

58	Western Asset Macro Opportunities Fund 2015 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	121,346,000	USD	1,014,866	Barclays Bank PLC	1/19/16	$(7,737)
MXN	115,284,471	USD	6,884,299	Barclays Bank PLC	1/19/16	57,417
USD	9,460,363	EUR	8,254,000	Barclays Bank PLC	1/19/16	370,603
USD	3,938,584	MXN	66,020,520	Barclays Bank PLC	1/19/16	(36,762)
USD	3,947,302	PLN	14,705,399	Barclays Bank PLC	1/19/16	149,676
USD	2,756,163	ZAR	37,765,773	Barclays Bank PLC	1/19/16	64,481
BRL	12,823,083	USD	3,152,261	Citibank, N.A.	1/19/16	91,288
IDR	105,377,479,000	USD	7,153,936	Citibank, N.A.	1/19/16	367,654
INR	1,679,679,125	USD	25,426,569	Citibank, N.A.	1/19/16	(72,921)
RUB	69,676,308	USD	1,083,950	Citibank, N.A.	1/19/16	(16,967)
USD	274,459	BRL	1,076,893	Citibank, N.A.	1/19/16	2,063
USD	2,791,228	BRL	11,264,000	Citibank, N.A.	1/19/16	(57,957)
USD	1,263,905	CNY	8,090,000	Citibank, N.A.	1/19/16	(10,713)
USD	25,889,253	COP	75,538,367,684	Citibank, N.A.	1/19/16	61,307
USD	17,972,575	EUR	15,700,000	Citibank, N.A.	1/19/16	682,868
USD	17,047,327	MXN	284,468,743	Citibank, N.A.	1/19/16	(81,617)
USD	3,851,096	PLN	14,297,000	Citibank, N.A.	1/19/16	158,937
ZAR	37,764,970	USD	2,789,553	Citibank, N.A.	1/19/16	(97,929)
Total						$209,614

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RUB	— Russian Ruble
USD	— United States Dollar
ZAR	— South African Rand

Western Asset Macro Opportunities Fund 2015 Annual Report	59

Notes to financial statements (cont’d)

At October 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount*,2		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange (Markit CDX.NA.HY.24 Index)	18,869,400		6/20/20	5.000% quarterly	$1,089,944	$706,335	$383,609
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	10,870,000		12/20/20	5.000% quarterly	350,264	291,934	58,330
Chicago Mercantile Exchange (Markit CDX.NA.IG.24 Index)	66,920,000		6/20/20	1.000% quarterly	749,096	545,393	203,703
Chicago Mercantile Exchange (Markit CDX.NA.IG.25 Index)	16,120,000		12/20/20	1.000% quarterly	169,524	169,524	—
InterContinental Exchange (Markit ITRX.EUR.XOVER Index)	8,500,000	EUR	12/20/19	5.000% quarterly	700,055	884,395	(184,340)
InterContinental Exchange (Markit ITRX.EUR.XOVER Index)	11,400,000	EUR	12/20/20	5.000% quarterly	1,160,885	838,041	322,844
Total					$4,219,768	$3,435,622	$784,146

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	82,875,000		6/30/22	1.730% semi-annually	3-Month LIBOR	$(163,167)	$533,274
Chicago Mercantile Exchange	219,000,000		7/31/22	2.030% semi-annually	3-Month LIBOR	(257,756)	(2,778,457)
Chicago Mercantile Exchange	27,200,000		8/31/22	1.897% semi-annually	3-Month LIBOR	—	(132,728)
Chicago Mercantile Exchange	1,384,780,000	JPY	7/22/24	0.678% semi-annually	6-Month Japanese BBA LIBOR	—	(280,932)
Chicago Mercantile Exchange	8,316,000		2/15/41	2.720% semi-annually	3-Month LIBOR	(13,981)	(256,834)
Total						$(434,904)	$(2,915,677)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	145,220,000	BRL	1/4/21	BRL-CDI	12.487% 1 Time	—	$(3,261,501)

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

60	Western Asset Macro Opportunities Fund 2015 Annual Report

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
JPY	— Japanese Yen

At October 31, 2015, the Fund held collateral received from Barclays Capital Inc. in the amount of $284,349. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,721,819	$55,481	$285,784	$2,063,084
Futures contracts[3]	3,334,424	2,076,004	—	5,410,428
Centrally cleared swap contracts[4]	533,274	—	968,486	1,501,760
Forward foreign currency contracts	—	2,842,090	—	2,842,090
Total	$5,589,517	$4,973,575	$1,254,270	$11,817,362

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,565,758	$1,921,604	$452	$3,487,814
Futures contracts[3]	5,795,609	—	—	5,795,609
OTC swap contracts[5]	3,261,501	—	—	3,261,501
Centrally cleared swap contracts[4]	3,448,951	—	184,340	3,633,291
Forward foreign currency contracts	—	2,632,476	—	2,632,476
Total	$14,071,819	$4,554,080	$184,792	$18,810,691

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Western Asset Macro Opportunities Fund 2015 Annual Report	61

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(7,789,258)	$(2,107,474)	$(112,932)	$(10,009,664)
Written options	23,933,264	6,278,645	10,148	30,222,057
Futures contracts	(4,204,920)	6,070,319	—	1,865,399
Swap contracts	(3,265,205)	—	1,936,365	(1,328,840)
Forward foreign currency contracts[2]	—	8,375,520	—	8,375,520
Total	$8,673,881	$18,617,010	$1,833,581	$29,124,472

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$589,407	$170,618	$113,504	$873,529
Written options	131,903	(339,798)	102,282	(105,613)
Futures contracts	(900,277)	181,701	—	(718,576)
Swap contracts	(4,968,030)	—	540,525	(4,427,505)
Forward foreign currency contracts[2]	—	(1,728,003)	—	(1,728,003)
Total	$(5,146,997)	$(1,715,482)	$756,311	$(6,106,168)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$992,732
Written options	3,241,069
Futures contracts (to buy)	828,198,781
Futures contracts (to sell)	916,359,360
Forward foreign currency contracts (to buy)	101,496,218
Forward foreign currency contracts (to sell)	165,467,213

62	Western Asset Macro Opportunities Fund 2015 Annual Report

Average Notional Balance
Interest rate swap contracts	$91,221,177
Credit default swap contracts (to buy protection)†	1,365,858
Credit default swap contracts (to sell protection)	91,084,359

†	At October 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$2,063,084	—	$2,063,084
Forward foreign currency contracts	2,842,090	—	2,842,090
Total	$4,905,174	—	$4,905,174

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$3,487,814	$(3,487,814)	—
Futures contracts[5]	2,202,648	(2,202,648)	—
Centrally cleared swap contracts[5]	126,620	(126,620)	—
OTC swap contracts	3,261,501	(2,400,000)	$861,501
Forward foreign currency contracts	2,632,476	—	2,632,476
Total	$11,711,059	$(8,217,082)	$3,493,977

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Macro Opportunities Fund 2015 Annual Report	63

Notes to financial statements (cont’d)

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$160,853	$79,615
Class C	240,257	24,813
Class FI	150,066	101,714
Class I	—	275,716
Class IS	—	381
Total	$551,176	$482,239

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,759
Class C	525
Class FI	6,068
Class I	10,009
Class IS	—
Total	$18,361

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Investment Income:
Class A	$1,529,231	$108
Class C	367,557	186
Class FI	1,238,255	52,046
Class I	5,272,522	247,561
Class IS	1,092,458	103
Total	$9,500,023	$300,004

Net Realized Gains:
Class A	$1,096,703	$235
Class C	279,696	529
Class FI	904,202	95,229
Class I	3,391,352	477,199
Class IS	786,569	200
Total	$6,458,522	$573,392

64	Western Asset Macro Opportunities Fund 2015 Annual Report

7. Capital shares

At October 31, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,909,038	$53,810,895	7,063,494	$78,019,753
Shares issued on reinvestment	167,504	1,798,339	33	344
Shares repurchased	(3,698,188)	(39,879,075)	(2,208,975)	(24,320,089)
Net increase	1,378,354	$15,730,159	4,854,552	$53,700,008

Class C
Shares sold	1,941,022	$20,999,091	1,304,846	$14,419,413
Shares issued on reinvestment	46,887	500,385	70	715
Shares repurchased	(440,222)	(4,703,438)	(8,011)	(88,310)
Net increase	1,547,687	$16,796,038	1,296,905	$14,331,818

Class FI
Shares sold	2,827,929	$30,832,408	5,305,692	$57,822,645
Shares issued on reinvestment	200,005	2,142,274	14,351	147,275
Shares repurchased	(2,197,033)	(23,806,510)	(596,991)	(6,584,929)
Net increase	830,901	$9,168,172	4,723,052	$51,384,991

Class I
Shares sold	40,877,259	$444,669,110	16,703,095	$185,444,829
Shares issued on reinvestment	640,242	6,865,966	70,551	724,759
Shares repurchased	(10,552,976)	(114,027,885)	(3,072,224)	(33,747,689)
Net increase	30,964,525	$337,507,191	13,701,422	$152,421,899

Class IS
Shares sold	8,948,768	$97,588,425	4,352,831	$48,540,000
Shares issued on reinvestment	162,010	1,739,134	30	303
Shares repurchased	(3,898,267)	(42,362,422)	—	—
Net increase	5,212,511	$56,965,137	4,352,861	$48,540,303

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$13,047,455	$455,709
Net long-term capital gains	2,911,090	417,687
Total distributions paid	$15,958,545	$873,396

Western Asset Macro Opportunities Fund 2015 Annual Report	65

Notes to financial statements (cont’d)

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$26,900,197
Undistributed long-term capital gains — net	17,899,146
Total undistributed earnings	$44,799,343
Other book/tax temporary differences(a)	(5,297,500)
Unrealized appreciation (depreciation)(b)	(43,173,271)
Total accumulated earnings (losses) — net	$(3,671,428)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Subsequent event

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

66	Western Asset Macro Opportunities Fund 2015 Annual Report

Report of independent registered public

accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Macro Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Macro Opportunities Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2015

Western Asset Macro Opportunities Fund 2015 Annual Report	67

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

68	Western Asset Macro Opportunities Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services company); formerly, Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Edison International; City National Corporation (financial services company); The Washington Post Company; and Berkshire Hathaway, Inc.

Western Asset Macro Opportunities Fund	69

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA[6]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 126 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

70	Western Asset Macro Opportunities Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Macro Opportunities Fund	71

Additional information (unaudited) (cont’d)

Information about Directors and Officers

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 9 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[6]	Ms. Trust became President and Chief Executive Officer effective June 1, 2015.

72	Western Asset Macro Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	12/9/2014		12/22/2014
Payable date:	12/10/2014		12/23/2014
Interest from Federal Obligations	4.09%		4.09%
Qualified short-term capital gain dividend	$0.099230	*	—
Long-term capital gain dividend	$0.081430		—

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Macro Opportunities Fund	73

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart

Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/15 SR15-2660

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,135 in October 31, 2014 and in $50,650 October 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2014 and $0 in October 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in October 31, 2014 and $6,260 in October 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $33 in October 31, 2014 and $464 in October 31, 2015, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee October implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes October impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services October not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2014 and October 31, 2015; Tax Fees were 100% and 100% for October 31, 2014 and October 31, 2015; and Other Fees were 100% and 100% for October 31, 2014 and October 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $257,238 in October 31, 2014 and $309,528 in October 31, 2015.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2015